DWS EMERGING MARKETS EQUITY FUND

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Supplement to the currently effective Statements of Additional Information

The following information amends the relevant disclosure in the "Management of the Funds - Investment Advisor" section:

DWS Emerging Markets Equity Fund pays the Advisor at the annual rate of 1.10% of the first $250,000,000 of average daily net assets, 1.075% of the next $500,000,000 of average daily net assets and 1.050% in excess of $750,000,000 of average daily net assets, computed and accrued daily. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.



May 5, 2006











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                                                                       SCUDDER
                                                           Deutsche Bank Group